Exhibit 99.1
JUNIATA VALLEY FINANCIAL CORP. 2024 ANNUAL MEETING MAY 21, 2024 NAVIGATING CHANGE Exhibit 99.1

Annual Meeting of Shareholders Chairman, Martin Dreibelbis

Agenda • Call to Order • Rules of Conduct • Introduction of Members of the Board of Directors • Determine Presence of Quorum, Approval of Minutes, Appointment of Judges of Election • Nominations • Management’s Presentation – “Navigating Change” • Questions/Comments • Voting Tabulation • Adjournment

Board of Directors • Chairman, Martin L. Dreibelbis • Vice Chairman, Gary E. Kelsey • Marcie A. Barber • Michael A. Buffington • Christina Calkins-Mazur • Joseph B. Scarnati III • Steven C. Sliver • Bradley J. Wagner

Meeting Business • Determine Presence of Quorum, Approval of Minutes, Appointment of Judges of Election • Election of Directors • “Say on Pay” • “Say When on Pay”

Forward Looking Statements This presentation may contain “forward looking” information as defined by the Private Securities Litigation Reform Act of 1995. When words such as “believes”, “expects”, “anticipates” or similar expressions are used in this presentation, Juniata is making forward-looking statements. Such information is based on Juniata’s current expectations, estimates and projections about future events and financial trends affecting the financial condition of its business. These statements are not historical facts or guarantees of future performance, events or results. Such statements involve potential risks and uncertainties and, accordingly, actual results may differ materially from this forward-looking information. Many factors could affect future financial results including, but not limited to, the outcome of Juniata’s evaluation of a potential error in the accounting treatment applied to expenditures related to its recent core system conversion, as disclosed in the Company’s Form 12b-25, filed May 15, 2024. Juniata undertakes no obligation to publicly update or revise forward looking information, whether as a result of new or updated information, future events, or otherwise. For a more complete discussion of certain risks and uncertainties affecting Juniata, please see the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations – Forward-Looking Statements” set forth in the Juniata’s filings with the Securities and Exchange Commission.

Navigating Change President and CEO Marcie A. Barber EVP and CFO Michael W. Wolf

2023 Financial Results Balance Sheet • Continued loan growth • Deposit mix shifts to time deposits • Short-term borrowing transferred from FHLB to lower cost FRB-BTFP Income Statement • Net Interest Margin compression • Non-interest income growth • Non-interest expense flat net of one-time expenses related to our core conversion and branch acquisition 2023 Highlights Earnings Highlights 2023 Net Income (in thousands) $6,596 Return on Average Assets 0.79% Return on Average Equity 17.59% Net Interest Margin (fully tax equivalent) 2.74% Loans to Deposits 69.38% Efficiency Ratio 69.78% Earnings per Share, diluted $1.31

Ten Year Growth in Assets $480,529 $583,928 $580,354 $591,945 $625,236 $670,632 $793,718 $810,518 $830,875 $871,811 $400,000 $450,000 $500,000 $550,000 $600,000 $650,000 $700,000 $750,000 $800,000 $850,000 $900,000 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 At December 31, (in thousands)

Ten Year Growth in Deposits $380,884 $457,126 $455,822 $477,668 $521,722 $531,937 $622,866 $708,447 $711,512 $749,045 $300,000 $350,000 $400,000 $450,000 $500,000 $550,000 $600,000 $650,000 $700,000 $750,000 $800,000 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 At December 31, (in thousands)

Diversified Deposit Base

- Stable and growing core deposit base.
- Deposits boosted by government stimulus payments 2020 and 2021.
- Rapid time deposit growth throughout 2023.
- Deposit mix remains relatively consistent over time, trending toward time deposits from more liquid transaction accounts in the current rate environments.
- Only 20.4% of total deposits are uninsured.
- Deposit growth in 2023 while many community banks experienced deposit run-off.

	Dec-19	Dec-20	Dec-21	Dec-22	Dec-23
Total Deposits (in thousands)	**$532,017**	**$622,866**	**$708,447**	**$711,512**	**$749,045**
Noninterest-Bearing Demand	$134,783	$168,115	$182,022	$199,131	$197,027
Interest-Bearing Demand	$97,263	$115,652	$170,210	$162,917	$174,684
Money Market	$52,895	$60,816	$70,764	$64,111	$45,533
Savings	$96,980	$123,572	$142,187	$143,082	$134,414
Time Deposits	$150,096	$154,710	$143,264	$142,271	$197,387
Total Deposit Growth		**17.1%**	**13.7%**	**0.4%**	**5.3%**

Percentage of Total Deposits	Dec-19	Dec-20	Dec-21	Dec-22	Dec-23
Noninterest-Bearing Demand	25.3%	27.0%	25.7%	28.0%	26.3%
Interest-Bearing Demand	18.3%	18.6%	24.0%	22.9%	23.3%
Money Market	9.9%	9.8%	10.0%	9.0%	6.1%
Savings	18.2%	19.8%	20.1%	20.1%	17.9%
Time Deposits	28.2%	24.8%	20.2%	20.0%	26.4%

Deposit Mix as of December 31, 2023


26.4%
Time Deposits
26.3%
Non-Interest Bearing Demand
Savings
17.9%
Interest Bearing Demand
23.3%
Money Market
6.1%

Loan Diversification

- Loan growth of 8.4% in 2023.
  - Commercial real estate loan growth through organic growth and strategic partnerships.
  - Residential mortgage loan growth for the second consecutive year.
- Growth without sacrificing asset quality.
- Relatively stable loan segmentation.

	Dec-19	Dec-20	Dec-21	Dec-22	Dec-23
Total Loans (in thousands)	**$400,590**	**$417,661**	**$418,303**	**$484,512**	**$525,394**
Real Estate Mortgage	$152,278	$141,438	$131,754	$150,290	$162,385
Construction Loans	$46,710	$61,051	$43,281	$50,748	$52,589
Commercial Real Estate	$124,622	$122,698	$159,806	$199,206	$223,077
Commercial Business	$51,785	$68,057	$62,639	$61,458	$65,821
Municipal Loans	$16,377	$18,550	$16,323	$18,770	$17,232
Personal Consumer	$8,818	$5,867	$4,500	$4,040	$4,290
Net Loan Growth		**4.3%**	**0.2%**	**15.8%**	**8.4%**

Percentage of Total Loans	Dec-19	Dec-20	Dec-21	Dec-22	Dec-23
Real Estate Mortgage	38.0%	33.9%	31.5%	31.0%	30.9%
Construction Loans	11.7%	14.6%	10.3%	10.5%	10.0%
Commercial Real Estate	31.1%	29.4%	38.2%	41.1%	42.5%
Commercial Business	12.9%	16.3%	15.0%	12.7%	12.5%
Municipal Loans	4.1%	4.4%	3.9%	3.9%	3.3%
Personal Consumer	2.2%	1.4%	1.1%	0.8%	0.8%

Loan Segments as of December 31, 2023



Municipal
3.3%
0.8%
Personal Consumer
Commercial Business
12.5%
Real Estate Mortgage
30.9%
Commercial Real Estate
42.5%
10.0%
Construction Loans

Credit Quality and Coverage • Reserves 0.50% 0.11% 0.05% 0.04% 0.94% 0.05% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% YE 2019 YE 2020 YE 2021 YE 2022 YE 2023 Q1 2024 Non-Performing Loans as % of Total Loans 0.98% 1.23% 0.99% 0.90% 1.08% 1.08% 0.70% 0.80% 0.90% 1.00% 1.10% 1.20% 1.30% YE 2019 YE 2020 YE 2021 YE 2022 YE 2023 Q1 2024 Total Reserves for Loans as % of Total Loans (excluding PPP Loans) 0.12% 0.10% 0.04% 0.01% 0.01% (0.00)% (0.05)% 0.00% 0.05% 0.10% 0.15% YE 2019 YE 2020 YE 2021 YE 2022 YE 2023 Q1 2024 Net (Charge-Offs) Recoveries as % of Avg Loans • Minimal Non-Performing Loans • Low Charge-Offs ALL / ACL (in thousands) Dec-19 Dec-20 Dec-21 Dec-22 Dec-23 Mar-24 Total Loans $ 400,590 $ 422,661 $ 418,303 $ 484,512 $ 525,394 $ 536,716 PPP loans - 28,377 10,132 4 2 1 Total Loans (excluding PPP) $ 400,590 $ 394,284 $ 408,171 $ 484,508 $ 525,392 $ 536,715 Allowance for loan/credit losses 2,961 4,094 3,508 4,027 5,677 5,792 Credit reserve on purchsed loans 964 741 533 345 - - Total reserves $ 3,925 $ 4,835 $ 4,041 $ 4,372 $ 5,677 $ 5,792 Reserve coverage ratio 0.98% 1.23% 0.99% 0.90% 1.08% 1.08% Non-performing loans (in thousands) Dec-19 Dec-20 Dec-21 Dec-22 Dec-23 Mar-24 Non-performing loans $ 2,022 $ 444 $ 226 $ 179 $ 4,952 $ 259 Non-performing loan ratio 0.50% 0.11% 0.05% 0.04% 0.94% 0.05% Net (charge-offs) / recoveries (in thousands) Dec-19 Dec-20 Dec-21 Dec-22 Dec-23 Mar-24 Net (charge-offs) / recoveries $ 500 $ 412 $ 183 $ 64 $ 39 $ (5) Average loans 408,320 413,251 423,285 441,970 502,229 502,229 Charge-off / (recovery) ratio 0.12% 0.10% 0.04% 0.01% 0.01% (0.00)%

Regulatory Capital • JVB is Well Capitalized • Tier One Risk-Based Capital Exceeds Minimum Requirement plus Capital Conservation Buffer of 8.5% • Total Risk-Based Exceeds Minimum Requirement plus Capital Conservation Buffer of 10.5% Liquidity • Liquid Assets 15% of Total Assets • Liquid Assets plus Off-Balance Sheet Liquidity 50% of Total Assets Dividend Yield • Dividend Yield 6.7% • Dividend Payout Ratio 66.8% Capital and Liquidity at December 31, 2023

• Responsible loan and deposit pricing • Net interest margin compression • Core conversion behind us • More efficient and technology friendly platform • Focus on customer service • Maintaining existing relationships • Attracting new relationships • LPO in State College • Expanded loan access • Trust and Wealth Management opportunities Moving Forward in 2024

Questions / Comments This presentation has been filed with the SEC on a Form 8-K

Vote Tabulation Report Lisa Snyder

JUNIATA VALLEY FINANCIAL CORP. 2024 ANNUAL MEETING MAY 21, 2024 Meeting Adjournment